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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2001


                                  E-MEDSOFT.COM
             (Exact name of registrant as specified in its charter)



                 NEVADA                                  84-1037630
     (State or other jurisdiction of                   (I.R.S. employer
     incorporation or organization)                 identification number)


                         COMMISSION FILE NUMBER: 1-15587


                      1300 MARSH LANDING PARKWAY, SUITE 106
                           JACKSONVILLE, FLORIDA 32250
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 543-1000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          NOT APPLICABLE

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          NOT APPLICABLE

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          NOT APPLICABLE

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Discontinuance of Arthur Andersen, LLP as Independent Accountant
          ----------------------------------------------------------------

          The last audit of the financial statements of e-MedSoft.com ("the Company") was completed by Arthur Andersen LLP ("Andersen"), as the Company's independent accountant, for the fiscal year ended March 31, 2000. At such time, the Company operated its finance department from its Woodland Hills, California office. The Company recently decided to relocate its finance department to its Jacksonville, Florida office prior to the completion of its fiscal year ended March 31, 2001. In connection with this relocation the Company evaluated its needs and the capabilities and personnel of various accounting firms in the Jacksonville area. As a result of this process the Company elected to discontinue Andersen as the Company's independent accountant and selected KPMG LLP ("KPMG") to act as the Company's new independent accountant and to audit the Company's financial statements for the fiscal year ending March 31, 2001. The decision to change accountants was recommended by the Audit Committee and approved on March 8, 2001 by the Board of Directors of the Company.

          The reports of Andersen on the Company's financial statements for the fiscal years ended March 31, 1999 and March 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audits of the two fiscal years ended March 31, 1999 and March 31, 2000, and the subsequent interim period through March 8, 2001, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. For the purposes of this Current Report on Form 8-K, the term "disagreement" means any disagreement between the personnel of the Company responsible for presentation of the Company's financial statements and any personnel of Andersen responsible for rendering Andersen's report on the Company's financial statements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report.

          The Company provided Andersen with a copy of this Form 8-K prior to filing this Report with the Securities and Exchange Commission (the "Commission"). Andersen has



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provided a letter to the Company, addressed to the Commission, which is filed as
Exhibit 16.1 to this Report.

          Appointment of KPMG LLP
          ------------------------

          On March 9, 2001 the Company informed KPMG of its decision to select it as the Company's independent auditor for the fiscal year ending March 31, 2001 subject to the preparation and approval of a letter of engagement pursuant to which KPMG will perform an audit of the Company's financial statements for the fiscal year ending March 31, 2001.

          Prior to the date of engagement of KPMG, the Company had not consulted with KPMG regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

          The decision to accept the engagement of KPMG as the Company's independent accountant was recommended by the Audit Committee and approved on March 8, 2001 by the Board of Directors of the Company.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          NOT APPLICABLE

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          NOT APPLICABLE

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)      FINANCIAL STATEMENTS

                   NOT APPLICABLE

          (b)      PRO FORMA FINANCIAL INFORMATION

                   NOT APPLICABLE

          (c)      EXHIBITS

                   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 9, 2001

ITEM 8.   CHANGE IN FISCAL YEAR

          NOT APPLICABLE

ITEM 9.   REGULATION FD DISCLOSURE

          NOT APPLICABLE



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                E-MEDSOFT.COM
                                                (Registrant)



Date: March 8, 2001                    By: /s/ Margaret A. Harris
                                           -------------------------------
                                           Margaret A. Harris,
                                           Chief Financial Officer







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EXHIBIT INDEX


16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 9, 2001



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